EXHIBIT 32.01

CERTIFICATION PURSUANT TO

AND 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SWK Holdings Corporation (the “Registrant”) on Form 10-K for the annual period ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joe D. Staggs, Principal Executive Officer and Principal Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledgee:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 20, 2024	/s/ Joe D. Staggs
Joe D. Staggs
Chief Executive Officer
(Principal Executive Officer, Principal Financial and Accounting Officer)

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